Exhibit 24

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (“the Company”) for the Company’s fiscal year ended December 31, 2004 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 8, 2005

/s/Robert J. Darnall
Robert J. Darnall
Director

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (“the Company”) for the Company’s fiscal year ended December 31, 2004 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 8, 2005

/s/John M. Deutch
John M. Deutch
Director

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (“the Company”) for the Company’s fiscal year ended December 31, 2004 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 8, 2005

/s/Alexis M. Herman
Alexis M. Herman
Director

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (“the Company”) for the Company’s fiscal year ended December 31, 2004 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 8, 2005

/s/William I. Miller
William I. Miller
Director

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (“the Company”) for the Company’s fiscal year ended December 31, 2004 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 8, 2005

/s/Georgia R. Nelson
Georgia R. Nelson
Director

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (“the Company”) for the Company’s fiscal year ended December 31, 2004 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 8, 2005

/s/William D. Ruckelshaus
William D. Ruckelshaus
Director

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (“the Company”) for the Company’s fiscal year ended December 31, 2004 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 8, 2005

/s/Carl Ware
Carl Ware
Director

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (“the Company”) for the Company’s fiscal year ended December 31, 2004 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 8, 2005

/s/J. Lawrence Wilson
J. Lawrence Wilson
Director

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (“the Company”) for the Company’s fiscal year ended December 31, 2004 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 8, 2005

/s/Theodore M. Solso
Theodore M. Solso
Director and Chairman and Chief Executive Officer (Principal Executive Officer)

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (“the Company”) for the Company’s fiscal year ended December 31, 2004 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 8, 2005

/s/Jean S. Blackwell
Jean S. Blackwell
Vice President – Chief Financial Officer and Chief of Staff (Principal Financial Officer)